 UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
                                                                                           -------------

                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
                                                                                              ------------------

                                    Date of fiscal year end: December 31
                                                                      ---------------

                                 Date of reporting period: June 30, 2017
                                                                 ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its
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A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not
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information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.
The semi-annual report to stockholders is filed herewith.

In-depth research. Insightful investing.

SEMI-ANNUAL REPORT	June 30, 2017

Value Fund
Investor Share Class and Institutional Share Class

Equity-Income Fund
Investor Share Class

Small Cap Fund
Investor Share Class and Institutional Share Class

Table of Contents

Chairman’s Commentary	1

FAM Value Fund
Letter to Shareholders	3
Portfolio Data	8
Statement of Investments	9
FAM Equity-Income Fund
Letter to Shareholders	13
Portfolio Data	18
Statement of Investments	19
FAM Small Cap Fund
Letter to Shareholders	23
Portfolio Data	29
Statement of Investments	30
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	37
Notes to Financial Statements	40
Expense Data	55
Supplemental Information	57
Privacy Policy

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

Chairman’s Commentary

June 30, 2017

Dear Fellow Shareholder,

You have to look hard to find a global equity (stock) index that was down the first half of 2017. In fact, a recent Wall Street Journal article pointed out that global equity indices have only had four better starts in the last 20 years. The S&P 500, an index of the largest U.S. companies, returned 9.3%, adding to its strong post-election run. Over the last 12 months ending 6/30/17, the S&P 500 returned 17.9%. As is often the case, the single point numbers do not tell the full story about the market. Large companies, as measured by market capitalization, did better than smaller ones. Some of these dynamics can be attributed to money flows into passive, market cap-weighted vehicles. As more capital moved into this space, the larger caps got larger and “momentum” stocks gained momentum. Over the near term, money flows are frequently unpersuaded by the fundamentals we focus on as long-term investors. This divergence can create short-term headwinds, but long-term opportunities.

The outperformance of large versus small stocks weighed on the relative returns of our three mutual funds (please see individual fund letters). While we think a six-month measurement is too short to be relevant, our funds performed satisfactorily within this context. During the first half of 2017, we sold six positions and trimmed eight. These actions were either reducing exposure where stock prices appreciated beyond what we thought the operations were worth or where fundamentals had changed. In several cases, we trimmed positions that got swept up in the post-election surge. We also initiated positions in 10 new businesses and added to 14 existing holdings where cheaper valuations warranted. The net result of these portfolio actions, we believe, improved the collective quality and potential return of the funds.

The Federal Reserve continued its gentle tugging of the monetary reins by raising the federal funds target rate two times so far this year. After nearly eight years of close to 0%, the effective fed funds rate is now 1.16% relative to its 4.00% average prior to the financial crisis. Despite their effort to lift interest rates, longer-term rates actually fell slightly during the year’s first half. Part of this was giving back some of the post-election upturn. Interest rates rose through the end of 2016 due to expectations based on the President’s proposals which would result in growth and, likely, inflation. Some of the subsequent decline was the realization that the probability of these initiatives passing as proposed — or at all — had diminished.

Interest rates are foundational to valuing nearly every financial asset. All things being equal, the higher the level of interest rates, the lower the asset value (and vice versa). The impressive first-half performance of U.S. equity indices was partially attributable to an improving economic backdrop. However, one of the other drivers was that the stock market began to believe that long-term interest rates will be “lower for longer.” We do not have a firm conviction on future levels, but we think there is a greater likelihood that rates will be higher 5 to 10 years from now. Consequently, we have not materially adjusted our assessed value of companies higher to reflect these lower-for-longer interest rates. This

Chairman’s Commentary

certainly has resulted in some lost opportunities in the short term, the cost of which we are acutely aware; however, we believe it adds another layer of “margin of safety” to our investment process.

Meanwhile, as is typically the case, there is no shortage of attention-grabbing, anxiety- inducing news stories detailing geopolitical and macroeconomic events. From England’s relationship with the European Union to the policies of the Federal Reserve, there is great change afoot. This includes our political system and trade and diplomatic relationships with other countries. Yet, despite all the changes around us, there is a striking sameness in the strategies and tactics of high-quality companies.

During 2017’s first six months, our seven analysts spoke with — by phone or in person — more than 190 management teams of companies in which we invest, follow, or are exploring. We have a lot of data points. Good leaders continue to create ways to grow organically in this growth-challenged environment. They are finding opportunities to reinvest in their businesses or make accretive acquisitions in order to improve operations, profitability, and cash generation. With the excess cash, they are returning capital to shareholders either through dividend increases or stock repurchases (this raises the relative ownership stake of each shareholder). In sum, the adept management teams are finding ways to in- crease the per-share intrinsic value of their businesses; over time, this should be reflected by increased share prices in the market. Of the holdings we owned for a full year at the end of June, the majority were able to grow their intrinsic value during the last 12 months.

Fortunately, because of our long-term approach that focuses on a select number of high- quality enterprises, we do not have to worry ourselves with the short-term outlook of “the market” to build wealth. We just have to keep finding more wonderful businesses run by skilled managers and hitch our cart to them. They are out there and you can rest assured that the Investment Research Team is working diligently to find them.

As always, we welcome the opportunity to speak or meet with you at any time. Please visit us in Albany or Cobleskill, or call 800-932-3271 with any questions.

Thank you for all the trust and confidence you place in us.

Thomas O. Putnam, Chairman Research Team

Andrew F. Boord

John D. Fox, CFA

Kevin D. Gioia, CFA

Paul C. Hogan, CFA

William W. Preston, CFA

Drew P. Wilson, CFA

FAM Value Fund

Dear Fellow Value Fund Shareholder,

2017 is proving to be full of surprises. The U.S. stock market continues to amaze skeptics as indices hit record highs during the first six months. Longer-term interest rates declined despite almost universal opinion that they would rise. The U.S. dollar reversed course and is declining in relative value after several years of strength. Even with these surprises, it has been a good year for investors so far with stocks, bonds, real estate, and cash all earn- ing a positive return.

Performance Detail

At June 30, 2017, the net asset value of the FAM Value Fund was $69.55. This represents an increase of 5.38% from the beginning of the year. For comparison, the S&P 500 Index increased 9.34% and Russell Midcap Index increased 7.99%.

Performance	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception (1/2/87)
FAM Value Fund	5.38%	15.68%	8.50%	13.47%	6.55%	10.47%
Russell Midcap Index	7.99%	16.48%	7.69%	14.72%	7.67%	11.63%
S&P 500 Index	9.34%	17.90%	9.61%	14.63%	7.18%	10.31%

Best Performers

The best performer for the first six months of the year, on a dollar-weighted basis, was IDEX Corp. with a gain of $13.64 million. IDEX is an industrial company with headquarters near Chicago, IL and its acronym stands for “Innovation, Diversity, Excellence.” It is a leader in products that move fluids (such as pumps) and fire and safety equipment. IDEX’s most recognizable product is from their safety division — the rescue tool the Jaws of Life. Management’s strategy is to focus on product lines where the customers need a high degree of customization which allows for higher prices and good profit margins. Financial goals are focused on double-digit earnings growth, generating cash flow, and earning high returns on invested capital. We have owned the stock for more than 20 years and consider IDEX to have one of the best management teams of all our portfolio holdings.

The second-best performing stock was CDW Corp. with a gain of $9.23 million. We have owned CDW’s stock twice in the last decade. We originally purchased shares in 2004 and held a position until a private equity firm acquired it in 2007. In 2013, CDW was taken public again by the private equity owners. After the public offering, we kept our eye on the business making our first purchases in January 2014 in the mid-20s per share. CDW had a

FAM Value Fund

little too much debt, but we were assured that management would use the significant free cash flow to reduce debt to a reasonable level. This is exactly what happened. In addition to reducing debt, CDW’s sales and earnings have grown nicely and the stock is above $60 per share — this is more than double its price from three years ago.

The third-best performer was Illinois Tool Works with a gain of $7.50 million. Illinois Tool is a diversified industrial company serving a number of end markets including automobile manufacturers, food equipment, and welding equipment. Management has done an excel- lent job increasing profit margins over the years using their “80/20” operating system. Under this system, management focuses on the 20% of customers that account for 80% of revenues. As a result, operating margins have increased from 15% five years ago to more than 22% in the latest fiscal year.

Worst Performers

The worst performer year-to-date, on a dollar-weighted basis, was AutoZone with a loss of

-$10.04 million. AutoZone reported weak earnings and same-store sales for the fiscal third quarter ending May 6, 2017. The weak results were due to a combination of causes including the timing of IRS tax refunds, weather, and some execution by the company. The decline in same-store sales was the first in more than three years. In addition to the earnings slowdown, there are fears about increased competition as Amazon enters the auto parts industry. After investors have lived through the decline in brick-and-mortar bookstores, they are fearful of Amazon entering other industries. While Amazon has been a huge success, we believe there are some important differences between books and music and auto parts. The most important is that many auto repairs need to be completed immediately due to a part’s failure. In these cases, waiting a few days for delivery is not an option. We added to our position after the stock declined on the third quarter earnings announcement.

The second-worst performer was Ross Stores with a loss of -$6.12 million. Ross is making a rare appearance on the worst performers’ list as it has been one of the best stocks we have owned during the last 15 years. While the business’ fundamental results have been strong, fears about the permanent decline of physical retail have taken a toll on the stock. For their most recent quarter ending January 2017, Ross reported an increase of 3% same-store sales and good earnings growth. We continue to hear from retail landlords that discount concepts like Ross Stores continue to draw traffic. We are keeping a close eye for any signs of a slowdown due to Internet competition.

The third-worst performer was EOG Resources with a loss of -$3.53 million. EOG is an en- ergy producer that has been impacted by the decline in the price of oil and natural gas year-to-date. We continue to like EOG’s low-cost structure, strong balance sheet, and management’s focus on return on capital versus growth. While all energy companies are struggling with low commodity prices, we believe EOG should continue to generate cash and be in a strong position when commodity prices increase.

FAM Value Fund

Portfolio Activity

Purchases

During the first half of this year, we purchased three new positions and added to six existing holdings. The only significant addition, on a dollar-weighted basis, was the aforementioned AutoZone purchase.

The three new holdings are Air Products & Chemicals, Dollar General, and Enstar Group. Air Products and Dollar General are the more noteworthy positions at this time.

Air Products is one of four major players in the global industrial gas industry. The industrial gas industry has very favorable characteristics. The top four companies have more than 70% of global market share. The installation of a gas plant or supply source takes significant capital and engineering investment so customers usually do not change sup- pliers. The customer usually signs a long-term contract with its supplier so the business is fairly predictable. Air Products has a fantastic balance sheet with more than $3 billion in cash. We believe the current CEO, Seifi Ghasemi, should be very diligent in investing that cash in profitable projects. If he is successful in this endeavor, the earnings power and fair value of Air Products should grow considerably. After studying Mr. Ghasemi’s back- ground and hearing him speak at numerous events, we think he may be one of the best leaders among the portfolio’s holdings.

Dollar General is the market leader in a retailing category called dollar stores. The other well-known players are Dollar Tree and Family Dollar. Dollar General focuses on having everyday items at very competitive prices. Their primary appeal is having the products you need, low prices, and a convenient shopping experience. The stores are typically a fraction of the size of a Walmart — this makes for a quick and easy shopping experience. Management believes they can open several thousand more stores and add new products to their merchandise to make Dollar General a “go to” store for price, selection, and con- venience.

Sales

During 2017’s first six months, we completed the full-sale of DSW and reduced our position in four financial stocks after their large stock price increases following the Presidential Election.

We sold the entire position in DSW at a loss ending our foray into trying to find an inexpensive retailer opportunity. DSW is a discount retailer of shoes, boots, and accessories. It is a national enterprise and has a location at our largest shopping mall here in the Capital Region. The business has an excellent track record of growth and a fortress balance sheet with several hundred million dollars in cash and zero debt. While we thought we bought

FAM Value Fund

the stock at a low multiple of earnings, the earnings did not develop as expected. The combination of lower earnings and all the problems faced by the physical retail model, convinced us to move on rather than wait for a recovery.

Financial stocks appreciated significantly after the November election so we took the opportunity to reduce our positions in four holdings: Bank of the Ozarks, Brown & Brown, T. Rowe Price, and White Mountains Insurance Group.

Outlook

The more things change, the more they stay the same. On one hand, this is a period of great change particularly in the political world. In the United States, the surprise election of Donald Trump has turned many recent policies upside down. Events in Europe are also moving quickly with Brexit negotiations and France’s historic election. Given the high degree of change in the world today, it is surprising that the trends in the economy and business have been very steady. Overall, economic growth, as measured by the year-over-year growth in GDP (gross domestic product), was 2.1% for the March 2017 quarter — about the pace of the last five years.

Corporate America is doing well with S&P 500 earnings per share increasing in the March quarter for the first time in five quarters. Current expectations are for S&P 500 earnings to rise 10% this year to a record of $130 per share. We continue to see organic sales growth rates of 1% to 4% for most businesses that we follow. Earnings are growing faster than this as the best management teams increase margins, make acquisitions, and/or reduce their shares outstanding with stock buybacks (this increases the relative ownership stake of each shareholder). When we look at the Value Fund portfolio, we believe that most of our holdings have increased their fair values compared to one year ago. However, this increase in fair value has already been recognized in stock prices with the Fund up 15.68% in the last year as of June 30, 2017.

Our outlook for the Fund is to continue to identify and own a relatively small number of stocks that meet our four-point investment criteria. Firstly, the company must operate in a good business that we can understand. Secondly, the firm needs a strong financial position with low debt, high level of cash profits, and high returns on invested capital. Thirdly, management should exhibit both honesty and integrity and the ability to allocate capital for the benefit of its shareholders. Finally, if we find a business that has these three characteristics, we like to purchase the stock at a discount to our estimate of intrinsic value. Once we make a purchase, we tend to hold the stock for many years as long as the stock price does not become too overvalued.

FAM Value Fund

January 2, 2017 marked the Fund’s 30th Anniversary. We thank you for investing with FAM Funds and making this possible. We applaud you for your long-term investment outlook and staying the course. During the three decades, we have managed shareholders’ money through multiple political, economic, business, and financial market cycles employing our proven process. Our team will continue to follow this same time-tested investment approach. While the world may be transforming rapidly, the important things still matter more than ever as we seek to protect your assets and grow them prudently well into the future.

Thank you for investing with us in the FAM Value Fund.

John D. Fox, CFA	Thomas O. Putnam
Co-Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Value Fund - Portfolio Data

As of June 30, 2017 (Unaudited)

COMPOSITION OF TOTAL INVESTMENTS
Machinery	14.6%
Insurance	11.3%
Money Market Fund	10.4%
Specialty Retail	10.3%
Electronic Equipment, Instruments & Components	8.3%
Capital Markets	7.5%
Banks	5.3%
Health Care Providers & Services	4.3%
Diversified Financial Services	3.6%
Media	3.2%
Oil, Gas & Consumable Fuels	2.7%
Hotels, Restaurants & Leisure	2.7%
Health Care Equipment & Supplies	2.6%
Equity Real Estate Investment Trusts (REITs)	2.3%
Life Science Tools & Services	2.3%
Household Durables	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Other	4.5%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund - Statement of Investments

June 30, 2017 (Unaudited)	SHARES	VALUE
COMMON STOCKS (89.6%)
Air Freight & Logistics (1.8%)
Forward Air Corporation • provides surface transportation and related logistics services to the deferred air freight market in North America	389,233	$ 20,738,334
Banks (5.3%)
Bank of the Ozarks, Inc. • provides retail and commercial banking services in the Southeast	276,000	12,936,120
M&T Bank Corporation • provides commercial and retail banking services to individuals, busi- nesses, corporations and institutions in the Northeast and Mid-Atlantic	179,000	28,989,050
South State Corporation • provides banking services to individual and corporate customers in the Carolinas	234,110	20,063,227
		61,988,397
Capital Markets (7.5%)
Brookfield Asset Management Inc. - Class A • asset management holding company that invests in property, power and infrastructure	1,102,500	43,229,025
Franklin Resources, Inc. • provides investment management and fund administration services as well as retail-banking and consumer lending services	580,000	25,978,200
T Rowe Price Group, Inc. • asset management holding company providing its services to individual and institutional investors, retirement plans, and financial intermediaries	239,500	17,773,295
		86,980,520
Chemicals (1.7%)
Air Products and Chemicals, Inc. • provides atmospheric gases, process and specialty gases, electronics and performance materials, equipment and services worldwide	141,000	20,171,460
Diversified Financial Services (3.6%)
Berkshire Hathaway Inc. - Class A* • holding company for various insurance and industrial companies	163	41,516,100

See Notes to Financial Statements

FAM Value Fund - Statement of Investments continued

June 30, 2017 (Unaudited)	SHARES	VALUE
Electronic Equipment, Instruments & Components (8.3%)
CDW Corporation • provides information technology (IT) solutions	858,000	$ 53,650,740
FLIR Systems, Inc. • designs, manufactures, and markets thermal imaging systems worldwide	624,728	21,653,072
Keysight Technologies, Inc.* • provides electronic measurement solutions to the communications and electronics industries in the United States and internationally	530,000	20,632,900 95,936,712
Equity Real Estate Investment Trusts (REITs) (2.3%)
Forest City Enterprises, Inc. - Class A • acquires, owns, develops, and manages commercial and residential real estate and land in the United States	1,114,341	26,933,622
Health Care Equipment & Supplies (2.6%)
Stryker Corporation • operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	216,000	29,976,480
Health Care Providers & Services (4.3%)
MEDNAX, Inc.* • health care services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	481,400	29,062,118
Patterson Companies, Inc. • operates as a distributor serving dental, companion-pet, veterinarian, and rehabilitation supply markets in the USA and Canada	445,000	20,892,750
		49,954,868
Hotels, Restaurants & Leisure (2.7%)
Marriott International, Inc. • operates franchises, and licenses hotels and timeshare properties	128,800	12,919,928
YUM! Brands, Inc. • quick service restaurants including KFC, Pizza Hut and Taco Bell	245,600	18,115,456
		31,035,384
Household Durables (2.1%)
Mohawk Industries, Inc.* • produces floor covering products for residential and commercial applications	103,100	24,918,239

See Notes to Financial Statements

FAM Value Fund - Statement of Investments continued

June 30, 2017 (Unaudited)	SHARES	VALUE
Insurance ( 11.3%)
Brown & Brown, Inc. • one of the largest independent general insurance agencies in the U.S.	959,696	$ 41,334,107
Enstar Group Limited* • acquires and manages insurance and reinsurance portfolios in run-off	8,595	1,707,397
Loews Corporation • operates primarily as a commercial property and casualty insurance company	269,700	12,624,657
Markel Corporation* • sells specialty insurance products	53,850	52,550,061
White Mountain Insurance Group, Ltd. • personal property and casualty insurance, and reinsurance	26,897	23,363,541 131,579,763
Life Sciences Tools & Services (2.3%)
Waters Corporation* • designs, manufactures, sells and services analytical instruments used in a wide range of scientific research	145,702	26,785,856
Machinery (14.6%)
Donaldson Company, Inc. • designs, manufactures and sells filtration systems and replacement parts	695,400	31,668,516
Graco Inc. • supplies systems and equipment for the management of fluids in industrial, commercial and vehicle lubrication applications	215,550	23,555,304
IDEX Corporation • manufactures proprietary, highly engineered industrial products and pumps	576,750	65,178,518
Illinois Tool Works Inc. • manufactures engineered products such as plastic and metal components and fasteners	339,950	48,697,837 169,100,175
Media (3.2%)
Interpublic Group of Companies, Inc. • provides advertising and marketing services	1,491,700	36,695,820

See Notes to Financial Statements

FAM Value Fund - Statement of Investments continued

June 30,2017 (Unaudited)	SHARES	VALUE
Multiline Retail (1.0%)
Dollar General Corporation • discount retailer with more than 13,500 stores across the United States that offers convenience and value to its customers and carries a wide assortment of products	161,000	$11,606,490
Oil, Gas & Consumable Fuels (2.7%)
EOG Resources, Inc. • engages in the exploration, development, production and marketing of natural gas and crude oil	345,000	31,229,400
Semiconductors & Semiconductor Equipment (2.0%)
Microchip Technology Incorporated • develops, manufactures and sells semiconductor products for various embedded control applications	295,000	22,768,100
Specialty Retail (10.3%)
AutoZone, Inc.* • retail and distribution of automotive replacement parts and accessories	58,700	33,486,002
CarMax, Inc.* • specialty retailer of used cars and light-trucks in the USA	615,000	38,781,900
Ross Stores, Inc. • chain of off-price retail apparel and home accessories stores	810,688	46,801,018
		119,068,920
Total Common Stocks (Cost $398,582,917)	$ 1,038,984,640
TEMPORARY INVESTMENTS (10.4%)
Money Market Fund (10.4%)
Invesco Short Term Treasury Fund (Institutional Class) (0.75%)**	120,413,591	120,413,591
Total Temporary Investments (Cost $120,413,591)		$ 120,413,591
Total Investments (Cost $518,996,508)		$ 1,159,398,231
* Non-income producing securities ** The rate shown represents the effective yield at 6/30/17

See Notes to Financial Statements

FAM Equity-Income Fund

June 30, 2017

Dear Fellow Equity-Income Fund Shareholder, Highlights:

•	80% of the Fund’s holdings increased their dividend over the last 12 months as of 6/30/17.

•	Companies in the Fund have grown their dividends, on average, 12% compounded over the last five years as of 6/30/17.

•	We sold three underperforming holdings and replaced them with three new positions that we believe have better long-term prospects.

The FAM Equity-Income Fund invests primarily in dividend-paying companies. We like enterprises that grow their dividend over time. (It is important to remember that dividends are not guaranteed and a company’s future ability to pay dividends may be limited.) We invest in businesses that are primarily in the mid-cap space as they tend to grow faster than larger capitalization corporations. Our Investment Research Team strives to generate investment returns with lower volatility and less risk than the overall market by investing in financially solid firms with strong balance sheets that have little or no debt.

Performance Detail

So far this year, the market has been driven by large-cap holdings, represented by the S&P 500 Index, which have outperformed mid-cap companies represented by the Russell Midcap Index. This has also been true for the last 1 and 3 year periods. For the first six months of the year, the FAM Equity-Income Fund performed slightly behind our benchmark the Russell Midcap Index; however, on a 1 and 3 year basis, the Fund is ahead.

Performance	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/1996
FAM Equity-Income Fund	4.63%	16.96%	8.89%	13.35%	6.38%	8.84%
Russell Midcap Index	7.99%	16.48%	7.69%	14.72%	7.67%	10.36%
S&P 500 Index	9.34%	17.90%	9.61%	14.63%	7.18%	8.45%

Performance year-to-date was driven primarily by our holdings in the Information Technology and Industrials sectors. This performance was somewhat offset by weakness in our holdings from the Consumer Discretionary and Consumer Staples areas.

FAM Equity-Income Fund

Best Performers

CDW Corp. was the best performer, on a dollar weighted basis, for the first six months of the year adding $2.33 million to the value of the portfolio. CDW is a provider of IT solutions for small- and medium-sized businesses as well as local, state, and federal government entities. The corporation also has a particular expertise in bringing unique IT solutions to the education and healthcare markets. Their solutions encompass security, mobility, the cloud, data centers, and networking along with collaboration. CDW has executed very well and grown sales and earnings ahead of expectations. This growth has allowed them to pay down high cost debt after their initial public offering a few years ago as well as buy back shares (this increases the relative ownership stake of each shareholder) and increase the dividend to shareholders. During the most recent quarter, CDW grew earnings 11.7%.

Microchip Technology was the second-best performer in the portfolio adding $1.74 million to the Fund’s value. This provider of semiconductors used in everything from touch panels to automotive infotainment systems, has been beating expectations for several quarters which propelled the stock higher throughout the year. Microchip’s management has a unique strategy of staying out of high volume applications which tend to have low margins and high obsolescence risk. Instead, they concentrate on taking market share in low volume applications. Additionally, management acquires other semiconductor companies that have good technologies but are poorly managed. The most recent example of this is their 2016 acquisition of Atmel. They removed layers of costs, consolidated their production into Microchip facilities, and put the products into their worldwide distribution system. These actions resulted in positive margin improvement for the operation and have driven earnings since the transaction closed.

Stryker Corp. was the portfolio’s third-best performer with a gain of $1.69 million. This diversified healthcare corporation is mainly known for their orthopedic implants such as knees and hips. Stryker also has a large hospital bed business along with stretchers and au- tomated ambulance stretcher loading equipment. Over the last decade, Stryker has done a nice job of acquiring almost 30 companies that added to their organic growth. A more recent acquisition, Physio-Control Corp., is the leader in Automated External Defibrillators (AEDs). Stryker has always been well-managed and the stock has appreciated nicely as management continues to increase the intrinsic value. In their latest quarter, sales grew 18% and earnings 19%. Management also provided better-than-expected guidance for the remainder of the year.

Worst Performers

Foot Locker was the worst performer in the portfolio, on a dollar weighted basis, and subtracted -$1.62 million from the Fund’s value. This retailer of athletic footwear is a new holding and we took an initial position in the business at what we thought was a reason-

FAM Equity-Income Fund

able valuation. Foot Locker has essentially no debt and an abundance of cash on the balance sheet. The stock dropped considerably after they announced disappointing first quarter earnings and signaled a soft second quarter. Investors feared there may be broader negative trends at work that could disrupt Foot Locker’s earnings performance. In general, the retail environment has been extremely negative this year as many retailers are closing stores to combat the threat of online sales (e-commerce has led to a reduction of in-store traffic). Investor sentiment has been so negative on the retail space that valuations for Foot Locker have dropped to historic lows. This allowed us to add to the position at much lower stock prices.

Flowers Foods was the second-worst performer in the portfolio reducing the value of the Fund by -$1.18 million. Flowers has posted flat earnings for two years and provided guidance for the current year that is essentially flat with last year. The company is taking steps to reduce expenses; however, this is a slow process and the benefit may not be seen until 2018. In addition, the lack of inflation in food prices has made it difficult for Flowers to raise prices. The grocery store bread aisle has been a particularly difficult category in the food space. On the positive side, Flowers has been working through litigation issues with a small subset of its drivers and legal expenses have likely peaked. Next year has the potential to see lower litigation expense and other cost savings. This could propel earnings growth and move the stock higher.

Ross Stores was the third-worst performer in the portfolio with a loss of -$979,129. Ross posted strong results in the most recent quarter with same-store sales increasing +3% and earnings growing +13%. These results exceeded analyst expectations and guidance for the full-year was increased based on the strong results in the first quarter. Despite the good report card, investors have been abandoning the retail space. We have owned Ross Stores’ stock in the Fund for more than 15 years and it has been one of the best-performing holdings over that period. If the stock price continues to decline, we will be eager to add to our position.

Portfolio Activity

Purchases

We added three new holdings during the first half of the year: Foot Locker, Sonic Corp., and Penske Automotive Group.

We purchased shares in Foot Locker, a sneaker and athletic apparel retailer, whose brands include: Foot Locker, Lady Foot Locker, Kids Foot Locker, Footaction, Champs Sports, SIX:02, and Eastbay. Overall, approximately 50% of their merchandise is exclusive. Foot Locker has posted strong growth for several years and done an outstanding job of merchandising the

FAM Equity-Income Fund

best products of their vendors. The enterprise also has a growing direct-to-consumer business through their websites. Foot Locker has a rock-solid balance sheet and a track record of buying back shares and increasing dividends to shareholders.

We purchased shares in Sonic Corp. which is a quick-service restaurant chain. The restaurants are primarily franchised so revenues grow as they add restaurants to the system and as existing units grow same-store sales. As older restaurants roll over to new owners, the royalty rate to Sonic increases. Margins are very high for this model and there is minimal investment needed in operations. Sonic generates a lot of free cash flow which is used to buy back shares and increase its dividend. We were able to buy shares at an attractive price because sales and earnings have been sluggish, but we expect them to get back on a growth track.

We took an initial position in Penske Automotive Group which is an international transportation services business that operates automotive and commercial vehicle dealerships principally in the United States, Canada, and Western Europe. We believe this is a well-run firm with a solid track record of growth and were able to purchase shares at an attractive price as investors feared that new auto sales were at peak levels. Penske also provides parts and service which is less cyclical than new vehicle sales.

We also added to our positions in Air Products & Chemicals, Ingersoll-Rand, and re-established a position in McCormick & Company (a previous Fund holding).

Sales

We exited three positions during the period: DSW, Mattel, and Tupperware Brands.

DSW is an off-price footwear retailer that historically posted strong sales gains, but over the last few years consumers increasingly shifted their footwear shopping to online retailers. This left DSW at a competitive disadvantage to online retailers like Amazon and Zappos which gained share. During this period, DSW underwent a management transition as the CEO retired. There were also other management departures which delayed executing the new CEO’s vision. We believed that the strong DSW loyalty program, coupled with the consumers’ preference to try on shoes before they buy them, would mitigate the online risk. We underestimated the speed at which consumers adopted the online model.

We exited our position in the toymaker Mattel after two years of disappointing results. Management was taking action to improve results, but their efforts were not enough to offset their flawed model. Today, more toys are bought based on movie characters rather than brands such as Barbie and Hot Wheels. Their competitor, Hasbro, has been successful in selling toys based on movie franchises while Mattel has stayed with the strategy of marketing their brands. Finally, Mattel’s financial position was deteriorating over this period and a dividend cut was becoming more likely.

FAM Equity-Income Fund

We sold the entire position in Tupperware Brands after the stock rallied on better currency comparisons. The stock had underperformed for two years based on the stronger U.S. dollar relative to other currencies. Tupperware historically bought back a lot of shares, but free cash flow was getting tighter and they no longer had excess cash to continue reducing shares.

Outlook

We continue to seek out investments with growth potential as well as strong balance sheets. This combination allows these businesses to grow their dividends paid to shareholders as well as weather any future economic turbulence that may arise. The stock market is trading near all-time highs and this makes bargains more difficult to find; however, at any given time there is almost always a subsector of the market that is unloved by investors. Historically, this has been fertile ground to till for the next crop of investments.

We believe the Fund’s stock holdings are trading close to their fair value or slightly higher than fair value. This means much of future return could come from growth in cash flow of the investments as well as dividends.

As always, we continue to work diligently on your behalf. Thank you for investing with us in the FAM Equity-Income Fund.

Paul C. Hogan	Thomas O. Putnam
Co-Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Equity-Income Fund - Portfolio Data

As of June 30, 2017 (Unaudited)

COMPOSITION OF TOTAL INVESTMENTS
Semi Conductor & Semiconductor Equipment	11.1%
Electronic Equipment, Instruments & Components	8.6%
Specialty Retail	8.5%
Machinery	8.4%
Banks	6.6%
Money Market Fund	6.3%
Chemicals	5.8%
Health Care Equipment & Supplies	5.6%
Food Products	5.1%
Insurance	4.9%
Media	4.2%
Capital Markets	3.6%
Oil, Gas & Consumable Fuels	3.3%
Health Care Providers & Services	3.2%
Water Utilities	3.0%
Transportation Infrastructure	2.6%
Equity Real Estate Investment Trusts (REITs)	2.5%
Commercial Services & Supplies	2.4%
Professional Services	2.3%
Hotels, Restaurants & Leisure	2.0%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Pub- lic Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund - Statement of Investments

June 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (93.7%)
Banks (6.6%)
M&T Bank Corporation • provides commercial and retail banking services to individuals, busi- nesses, corporations and other institutions in the Northeast and Mid- Atlantic	29,000	$ 4,696,550
South State Corporation • provides banking services to individual and corporate customers in the Carolinas	78,000	6,684,600
Stock Yards Bancorp, Inc. • bank holding company that provides commercial and personal banking services	70,664	2,748,830
		14,129,980
Capital Markets (3.6%)
Franklin Resources, Inc. • provides investment management and fund administration services as well as retail-banking and consumer lending services	89,900	4,026,621
T Rowe Price Group, Inc. • asset management holding company providing its services to individual and institutional investors, retirement plans, and financial intermediar- ies	48,000	3,562,080
		7,588,701
Chemicals (5.8%)
Air Products and Chemicals, Inc. • provides atmospheric gases, process and specialty gases, electronics and performance materials, equipment, and services worldwide	87,000	12,446,220
Commercial Services & Supplies (2.4%)
US Ecology, Inc. • provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	100,647	5,082,674
Electronic Equipment, Instruments & Components (8.6%)
CDW Corporation • provides information technology (IT) solutions	217,000	13,569,010
National Instruments Corporation • manufactures and supplies measurement and automation products	122,000	4,906,840
		18,475,850

See Notes to Financial Statements

FAM Equity-Income Fund - Statement of Investments continued

June 30, 2017 (Unaudited)

	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) (2.5%)
Digital Realty Trust, Inc. • engages in the ownership, acquisition, development, redevelopment and management of technology-related real estate	47,000	$5,308,650
Food Products (5.1%)
Flowers Foods, Inc. • produces and markets bakery products in the USA	509,550	8,820,310
McCormick & Company • manufactures, markets and distributes spices, seasonings, specialty foods and flavorings to the entire food industry	22,000	2,145,220
		10,965,530
Health Care Equipment & Supplies (5.6%)
Stryker Corporation • operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	85,500	11,865,690
Health Care Providers & Services (3.2%)
Patterson Companies, Inc. • operates as a distributor serving dental, companion-pet, veterinarian, and rehabilitation supply markets in the USA and Canada	147,000	6,901,650
Hotels, Restaurants & Leisure (2.0%)
Sonic Corp. • operates and franchises a chain of quick-service drive-in restaurants in the United States	165,000	4,370,850
Insurance (4.9%)
Arthur J. Gallagher & Co. • provides insurance brokerage and risk management services to commercial, industrial, institutional, and governmental organizations	183,920	10,529,420

See Notes to Financial Statements

FAM Equity-Income Fund - Statement of Investments continued

June 30, 2017 (Unaudited)

	SHARES	VALUE
Machinery (8.4%)
Donaldson Company, Inc. • designs, manufactures and sells filtration systems and replacement parts	91,600	$ 4,171,464
IDEX Corporation • manufactures proprietary, highly engineered industrial products and pumps	62,984	7,117,822
Ingersoll-Rand plc • designs, manufactures, sells, and services a portfolio of industrial and commercial products	73,000	6,671,470
		17,960,756
Media (4.2%)
Interpublic Group of Companies, Inc. • provides advertising and marketing services	296,000	7,281,600
Omnicom Group, Inc. • offers a range of service in advertising, marketing and corporate communications	21,000	1,740,900
		9,022,500
Oil, Gas & Consumable Fuels (3.3%)
EOG Resources, Inc. • engages in the exploration, development, production and marketing of natural gas and crude oil	78,000	7,060,560
Professional Services (2.3%)
Robert Half International Inc. • provides staffing and risk consulting services	100,000	4,793,000
Semiconductors & Semiconductor Equipment (11.1%)
Microchip Technology Incorporated • develops, manufactures and sells semiconductor products for various embedded control applications	117,000	9,030,060
Versum Materials, Inc. • provides high purity chemicals used in electronics and semiconductor manufacturing	144,000	4,680,000
Xilinx, Inc. • worldwide leader of programmable logic solutions	156,414	10,060,548
		23,770,608

See Notes to Financial Statements

FAM Equity-Income Fund - Statement of Investments continued

June 30, 2017 (Unaudited)

	SHARES	VALUE
Specialty Retail (8.5%)
Foot Locker, Inc. • operates as an athletic shoes and apparel retailer	157,000 $	7,736,960
Penske Automotive Group, Inc. • operates auto dealerships, primarily in the United States and the United Kingdom	70,000	3,073,700
Ross Stores, Inc. • chain of off-price retail apparel and home accessories stores	129,686	7,486,773
		18,297,433
Transportation Infrastructure (2.6%)
Macquarie Infrastructure Company • owns, operates, and invests in infrastructure businesses that provide services to businesses and individuals	72,000	5,644,800
Water Utilities (3.0%)
Aqua America, Inc. • water and waste water utility	190,750	6,351,975
Total Common Stocks (Cost $119,733,777)		$200,566,847
TEMPORARY INVESTMENTS (6.3%)
Money Market Fund (6.3%)
Invesco Short Term Treasury Fund (Institutional Class) (0.75%)*	13,448,462	13,448,462
Total Temporary Investments (Cost $13,448,462)		$ 13,448,462
Total Investments (Cost $133,182,239)		$214,015,309
* The rate shown represents the effective yield at 6/30/17

See Notes to Financial Statements

FAM Small Cap Fund

June 30, 2017

Dear Fellow Small Cap Fund Shareholder,

The first half of 2017 is probably best explained by a continuation of slow but steady economic growth, fairly high stock market valuations overall, and the continuing outperformance of growth stocks over value stocks. With this backdrop in mind, most of our investments are performing quite well; simultaneously, we found opportunities to upgrade the quality of the Fund’s holdings.

The economic backdrop is definitely favorable, highlighted by rising GDP (gross domestic product) and falling unemployment, but improvements are slow. We see this in the earnings results of most of the companies in our portfolio. Most of our holdings continue to report solid, but modest organic growth. Additionally, their sizeable free cash flow allows for the reinvestment into value-creating activities like acquisitions, stock repurchases (this increases the relative ownership stake of each shareholder), and dividends.

Confidence is improved, which shows up in various polls measuring everyone from consumers to CEOs. In an economic sense, more confidence is a positive. It takes confidence to buy a house, build a new plant, make additional loans, and more. We discussed this with many businesses and studied the economic data, looking for signs that this confidence is flowing through to the economy. Frankly, the answer is not obvious so far, but we believe it is likely helping.

Another notable trend is the wider dispersion in stock market returns by industry. Year- to-date returns have been particularly strong in biotech, social media, and online retail. These are fairly speculative areas of the market where we seldom invest. Simultaneously, some of our favorite industries like regional banking, consumer staples, and oil & gas have been underperformers. Similarly, the leading index of small-cap growth stocks, the Russell 2000 Growth Index, is up 9.97% year-to-date versus the Russell 2000 Value Index gain of only 0.54%. One year ago, when our relative performance was much better, we wrote, “There will definitely be periods of time when our approach is not as favored as others, and other times when we look smart as we do today. However, the real test is whether our ‘buy great companies at reasonable prices’ philosophy outperforms over the long term.” We were right to say this, but wish we had not proven it so quickly!

Undoubtedly, many of these more speculative small-cap businesses have exciting stories; however, most are either currently unprofitable or earn modest profits relative to lofty stock market valuations. We like investing in high-growth companies — but only when the longer-term future is reasonably predictable and the price paid is sensible.

FAM Small Cap Fund

To invest in a high-growth enterprise, rather than just speculate, certain key questions must be answered. Questions such as: Will a new development stage drug actually cure a disease? Will a fast growing, but unprofitable technology provider eventually reach profit- ability? If it does, how high will profits be when they mature? Will a new competitor come out of nowhere and disrupt the disrupter?

Many holders of these stocks are enjoying the ride today as the prices rise, but they are not even asking these questions. While a few of the “hot” companies of today could be long- term winners, we suspect — having lived through similar periods in the past — that most will be disappointments. This is why we prefer our portfolio of understandable, profitable, well-financed businesses that are industry leaders today and have a favorable outlook.

Performance Detail

The Investor Shares of the FAM Small Cap Fund underperformed the Fund’s benchmark, the Russell 2000 Index (a collection of smaller companies), year-to-date and over the past year. However, the returns of the Investor Shares exceeded those of the index over the past 3 years, 5 years, and since inception. The S&P 500 Index reflected in the table below is an index of much larger businesses.

Performance	YTD	1-Year	3-Year	5-Year	Since Inception 3/1/2012
FAM Small Cap Fund	0.28%	15.85%	8.03%	14.33%	13.53%
Russell 2000 Index	4.99%	24.60%	7.36%	13.70%	12.47%
S&P 500 Index	9.34%	17.90%	9.61%	14.63%	13.62%

Best Performers

FRP Holdings was the best performer in the first half of 2017, on a dollar-weighted basis, contributing profits of $1.08 million. FRP owns a collection of real estate including ware- houses around Baltimore, rock quarries in Florida, and interests in multi-purpose developments in southeast Washington, D.C. This is a small company not well-known by most investors. The stock price benefited as existing properties grew earnings and additional investors became aware of FRP.

Lindsay Corp. was the second-best performer adding $1.06 million to returns. Lindsay is the #2 maker of agricultural irrigation systems through its Zimmatic product line. The ability of farmers to purchase additional systems is directly tied to their profitability, which is driven largely by corn prices. After several years of low corn prices, which frustrated investors and gave us a nice entry price in the first half of 2016, sales now seem to have bottomed out. Additionally, Lindsay’s smaller roadway construction and infrastructure unit recently reported improved results. This news cheered up investors with the stock price responding well.

FAM Small Cap Fund

ExlService Holdings was the third-largest contributor with a gain of $860,461. ExlService provides both business process outsourcing and analytics — primarily to large insurers, banks, healthcare providers, and transportation companies. We began buying shares in late 2016 after ExlService reported a disappointing third quarter. The stock rebounded as the problems lessened and the core businesses continued to prosper.

Worst Performers

Echo Global Logistics was the worst performer, on a dollar-weighted basis, losing -$1.23 million. Echo has two lines of commerce, the larger being transportation brokerage. Brokers match a shipper with freight to move to a truck needing freight to haul. While some brokerage volume is fairly stable, a portion is more cyclical “spot” market business. When the economy is strong and trucks are in short supply, then shippers are much more likely to contact a broker to move freight. Unfortunately, over the past few quarters, Echo has faced the consequences of the industry adding too many trucks in prior years and lower than hoped for demand growth. These cycles happen occasionally and better days should come again. In the meantime, we added to our position in March and April.

Evolution Petroleum was our second-worst performer with a loss of -$910,448. While Evolution is a high-quality oil producer with a clean balance sheet, earnings and the stock price understandably follow oil prices in the short- to medium-term. So with oil down about -12% year-to-date, it is not a big surprise to see Evolution down.

Penske Automotive Group was the third-worst detractor losing -$728,901 for the Fund. Most new car dealer stocks declined in the first half as investors worried new car sales might decline from the strong 2016 numbers. This may indeed happen. While new car volume is cyclical, most of a dealership’s profits come from used cars (which are less cyclical) and parts and service (a nicely consistent business). Furthermore, we think Penske management is top-notch and were pleased to add to our position on the pullback.

Portfolio Activity Purchases

We were quite busy during the first half of 2017. While the overall return of the Russell 2000 Index was modest, the variations within the underlying companies were wide. This divergence in performance presented us with several interesting opportunities.

We added six new investments and added to eight existing positions. Our goal is to find opportunities to invest in great enterprises with strong financial positions and high-quality management teams at prices below what the business is likely worth to an “all cash” buyer. Obviously, this is not easy. The regular quip at Fenimore is that we like “stocks under a

FAM Small Cap Fund

cloud or under a rock.” In other words, to invest in quality companies at attractive prices there is usually something wrong with the operation (hopefully for just a short time) or it is small or unusual so that few investors are studying it.

Our six new holdings are: AngioDynamics, Carriage Services, CBIZ, Hostess Brands, Monro Muffler Brake, and Sonic Corp.

We added our first healthcare name in quite some time — AngioDynamics. Angio’s diverse product lines include vascular access products and tissue ablation tools. While the products are interesting, we particularly like the new management team. Although early, their efforts to focus on product line rationalization and improve execution can eventually lead to much higher profits.

Carriage Services owns a collection of funeral homes and cemeteries, all operating under their traditional brand names. Basically, Carriage buys already very well-run operations and then centralizes all the administrative burden (e.g., accounting, taxes) so local management can refocus on serving families in their time of need. Additionally, sharing best practices and creating healthy internal competition tends to drive profitability higher over time. In our opinion, Carriage is a gem of a business that few investors know about, probably because of its small size and limited coverage by the major brokerage firms.

CBIZ is essentially a large regional accounting firm, minus the auditing line of operation. They have offices around the country providing accounting, tax, payroll, retirement plan services, and more to a huge number of small to large firms. One of our co-managers is a former CPA so this business resonates with us. CBIZ also garners little attention from Wall Street, partly because there are no other publicly-traded peers.

Another addition in recent months was Hostess Brands. After years of mismanagement, battling unions, and trying to operate old and inefficient bakeries, Hostess went bankrupt

— first in 2004 and then again in 2012. Eventually, the 2012 bankruptcy became a complete liquidation with its 14 plants closed, all employees laid off, and the brands divided and sold to various firms. At that time, a group led by Dean Metropoulus and Apollo Global Management purchased the snack food brands (e.g., Twinkies, Sno Balls, Ding Dongs, Ho Hos, and Zingers) and spent roughly $250 million building out three highly automated plants. Additionally, they shifted to third-party trucking rather than a collection of thousands of local delivery trucks. Today, they are smaller but highly profitable. We anticipate value creation from both recapturing lost market share and redeploying the ample free cash flow into debt reduction, acquisitions, stock buybacks, and/or dividends.

Monro Muffler Brake was added to the portfolio in late June. Monro is one of the largest automotive repair chains in the country giving it strong advantages over smaller competitors, particularly in terms of the cost of tires, oil, and parts. While the company has a long

FAM Small Cap Fund

history of growth, both organically and through purchasing and improving small chains, the past few years have been frustrating. Sales at existing stores have not grown. This appears to be due to a combination of warm winters (extreme cold, potholes, and road salt are very hard on auto parts) and falling tire prices (which follow oil prices). It seems the whole industry has seen these trends. While this is definitely frustrating, our opinion is that these issues should pass and Monro should return to its proud tradition of growth.

Sonic Corp. is a large, fast food chain with more than 3,500 drive-ins in the U.S. About 95% of the drive-ins are actually owned by franchisees who pay Sonic a royalty based on sales. As a result, Sonic is a highly profitable company with limited need to reinvest so free cash flow should run about $55 to $60 million a year. Unfortunately, the whole industry stumbled lately due in part to an unusually wide spread between the cost of eating out versus at home. Food cost deflation is a cyclical issue that should pass in time, but for now it is a headwind for Sonic. The frustration among investors gave us an opportunity to buy shares at a nice discount to what we think the enterprise is worth. Future returns should be driven by the success of existing drive-ins, additions of new franchised units, and reinvesting the free cash flow into dividends and stock buybacks.

You may notice a pattern in our purchases. We jokingly call it our “death, taxes, and food” collection. While we do appreciate consistent growers with limited cyclicality, this was not part of a grand plan — just a reflection of where we found opportunities in recent months.

Sales

During the first half of the year, we sold three positions and trimmed another six as they reached higher valuations. In two instances, Biglari Holdings and Ashford Hospitality Prime, we lost confidence in senior management. We have high standards for leadership.

Additionally, Stonegate Bank announced their sale to Home BancShares. This capped off a pleasant experience. We identified a well-run bank, in attractive south Florida markets, trading below its private market value in large part because the bank was too small to at- tract attention from most institutional investors. Stonegate’s management grew the operation both organically and through well-thought-out acquisitions before finally selling to a much larger bank at a premium price.

Outlook

Lately, the economy has more or less moved forward at a consistent pace with few surprises. This plays a big part in the limited stock market volatility. Our baseline assumption is that economic growth should continue at a modest pace, the tone in Washington will probably remain ugly, and the Federal Reserve could raise interest rates another time or two this year. We are also unsure if anything will really change with regard to the health- care system or tax rates. Having said that, periods of modest growth, steadily rising stocks

FAM Small Cap Fund

prices, and few problems in the news will not last. We continue to believe that while the long-term road of economic growth and human progress will carry us forward to new highs, undoubtedly the way could be jarringly bumpy at times.

Simultaneously, due to the upgrade of the Fund’s quality during 2017’s first six months, we are confident that the portfolio is well-positioned for any downturns. High-quality businesses can survive and even garner more market share during declines due to their solid financial footing and adept leadership. Additionally, market volatility often gives us the opportunity to buy more shares of existing holdings, and invest in new enterprises, at a discount to their economic worth. It is our experience that investing at the right stock price is key to building real wealth over the long term.

Thank you for your trust and investing with us in the FAM Small Cap Fund.

Andrew F. Boord	Thomas O. Putnam
Co-Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Small Cap Fund - Portfolio Data

June 30, 2017 (Unaudited)

COMPOSITION OF TOTAL INVESTMENTS
Hotels, Restaurants & Leisure	8.3%
Electronic Equipment, Instruments & Components	7.8%
Commercial Services & Supplies	7.1%
Capital Markets	6.9%
Machinery	6.8%
Banks	6.7%
Professional Services	6.6%
Money Market Fund	6.5%
Real Estate Management & Development	6.4%
Specialty Retail	6.1%
Insurance	4.8%
IT Services	4.7%
Air Freight & Logistics	3.6%
Food Products	3.5%
Diversified Consumer Services	3.4%
Health Care Equipment & Supplies	3.2%
Electrical Equipment	3.0%
Oil Gas & Consumable Fuels	2.6%
Equity Real Estate Investment Trusts (REITs)	2.0%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washing- ton, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Small Cap Fund - Statement of Investments

June 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (93.5%)
Air Freight & Logistics (3.6%)
Echo Global Logistics, Inc.* • provides technology-enabled transportation and supply chain manage- ment solutions	290,000	$ 5,771,000
Banks (6.7%)
National Commerce Corporation* • holding company for National Bank of Commerce and United Legacy Bank that provides various financial services	202,400	8,004,920
Pinnacle Financial Partners, Inc. • holding company for Pinnacle National Bank that provides commercial banking services to individuals, small to mid-size businesses and professional entities	26,500	1,664,200
South State Corporation • provides banking services to individual and corporate customers in the Carolinas	13,300	1,139,810
		10,808,930
Capital Markets (6.9%)
Diamond Hill Investment Group, Inc.* • provides investment management services to institutions and individuals	31,300	6,241,220
Westwood Holdings Group, Inc. • manages investment assets and provides services for its clients	85,087	4,823,582
		11,064,802
Commercial Services & Supplies (7.1%)
US Ecology, Inc. • provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	102,300	5,166,150
Multi-Color Corporation • provides various label solutions	76,000	6,201,600
		11,367,750
Diversified Consumer Services (3.4%)
Carriage Services, Inc. • provides funeral and cemetery services and merchandise	205,000	5,526,800

See Notes to Financial Statements

FAM Small Cap Fund - Statement of Investments continued

June 30, 2017 (Unaudited)

	SHARES	VALUE
Electrical Equipment (3.0%)
Thermon Group Holdings, Inc.* • provides thermal engineered solutions for process industries in the United States, Canada, Europe, and Asia	251,000	$ 4,811,670
Electronic Equipment, Instruments & Components (7.8%)
PC Connection, Inc.* • operates as a direct marketer of a range of information technology (IT) solutions.	228,600	6,185,916
ScanSource, Inc.* • wholesale distributor of specialty technology products in North America and internationally	157,500	6,347,250
		12,533,166
Equity Real Estate Investment Trusts (REITs) (2.0%)
Retail Opportunity Investments Corp. • real estate investment trust that engages in the acquisition, ownership, and management of necessity-based community and neighborhood shopping centers	165,000	3,166,350
Food Products (3.5%)
Hostess Brands, Inc.* • packaged food company that focuses on developing, manufacturing, marketing, selling and distributing fresh sweet baked goods	350,000	5,635,000
Healthcare Equipment & Supplies (3.2%)
AngioDynamics, Inc.* • designs, manufactures, and sells various medical, surgical, and diagnostic devices for vascular access, surgery, peripheral vasular disease and oncology	320,000	5,187,200
Hotels, Restaurants & Leisure (8.3%)
Choice Hotels International Inc. • operates as a hotel franchisor worldwide	101,000	6,489,250
Sonic Corp. • operates and franchises a chain of quick-service drive-in restaurants in the United States	260,000	6,887,400
		13,376,650

See Notes to Financial Statements

FAM Small Cap Fund - Statement of Investments continued

June 30, 2017 (Unaudited)

	SHARES	VALUE
Insurance (4.8%)
Hallmark Financial Services, Inc.* • insurance holding company that markets, distributes, underwrites, and services property/casualty insurance products to businesses and individuals	393,032	$ 4,429,471
Infinity Property and Casualty Corporation • provides personal automobile insurance with a focus on nonstandard auto insurance	34,265	3,220,910
		7,650,381
IT Services (4.7%)
ExlService Holdings, Inc.* • provides operations management to the insurance industry and analytics services in the area of customer acquisition and lifecycle management	136,000	7,558,880
Machinery (6.8%)
Franklin Electric Co., Inc. • designs, manufactures, and distributes water and fuel pumping systems	123,000	5,092,200
Lindsay Corporation • water management and road infrastructure products and services in the United States and internationally	65,535	5,848,999
		10,941,199
Oil, Gas & Consumable Fuels (2.6%)
Evolution Petroleum Corporation • engages in the acquisition, exploration, and development of properties for the production of crude oil and natural gas	517,300	4,190,130
Professional Services (6.6%)
CBIZ, Inc.* • provides professional business services, products and solutions	425,000	6,375,000
Mistras Group, Inc.* • provides technology-enabled asset protection solutions	192,600	4,231,422
		10,606,422

See Notes to Financial Statements

FAM Small Cap Fund - Statement of Investments continued

June 30, 2017 (Unaudited)

	SHARES	VALUE
Real Estate Management & Development (6.4%)
Consolidated-Tomoka Land Co. • operates as a diversified real estate operating company	84,000	$ 4,783,800
FRP Holdings, Inc.* • engages in the transportation and real estate businesses	119,735	5,525,770
		10,309,570
Specialty Retail (6.1%)
Monro Muffler Brake, Inc. • provides automotive undercar repair, and tire sales and services	100,000	4,175,000
Penske Automotive Group, Inc. • operates auto dealerships, primarily in the United States and the United Kingdom	130,000	5,708,300
		9,883,300
Total Common Stocks (Cost $122,302,746)		$ 150,389,200
TEMPORARY INVESTMENTS (6.5%)
Money Market Fund (6.5%)
Invesco Short Term Treasury Fund (Institutional Class) (0.75%)**	10,406,453	10,406,453
Total Temporary Investments (Cost $10,406,453)		$ 10,406,453
Total Investments (Cost $132,709,199)		$ 160,795,653
* Non-income producing securities ** The rate shown represents the effective yield at 6/30/17

See Notes to Financial Statements

FAM Funds - Statements of Assets and Liabilities

June 30,2016 (Unaudited)

	Value Fund	Equity-IncomeFund	Small Cap Fund
Assets
Investments in securities at value (Cost $518,996,508; $133,182,239; and $132,709,199 respectively)	$1,159,398,231	$214,015,309	$160,795,653
Cash	51,208	113,584	2,166
Dividends and interest receivable	623,745	170,634	80,768
Receivable for investment securities sold	—	—	26,343
Total Assets	$1,160,073,184	$214,299,527	$160,904,930
Liabilities
Accrued investment advisory fee	855,533	159,091	115,229
Accrued shareholder servicing and fund accounting fees	145,708	27,199	16,032
Accrued business management and administrative fees	79,950	15,080	14,953
Accrued trustee fees	6,000	6,000	6,000
Accrued expenses	75,918	23,673	18,027
Payable for investment securities purchased	—	—	2,794,862
Total Liabilities	1,163,109	231,043	2,965,103
Net Assets	$1,158,910,075	$214,068,484	$157,939,827
Net Assets Consist Of:
Net capital paid in on shares of beneficial interest	$ 496,592,328	$135,040,017	$126,367,672
Accumulated net investment income/(loss)	(998,180)	2,863	(554,866)
Accumulated net realized gain/(loss) on investments	22,914,204	(1,807,466)	4,040,567
Net unrealized appreciation	640,401,723	80,833,070	28,086,454
Total Net Assets	$1,158,910,075	$214,068,484	$157,939,827
Net asset value and offering per share
Net assets - Investor Shares	$1,140,645,291	$214,068,484	$114,799,332
Net assets - Institutional Shares	$ 18,264,784	N/A	$ 43,140,495
Shares outstanding - Investor Shares	16,400,133	7,626,063	6,435,231
Shares outstanding - Institutional Shares	262,392	N/A	2,412,702
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$69.55	$28.07	$17.84
Institutional Shares	$69.61	N/A	$17.88

See Notes to Financial Statements

FAM Funds - Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	Value Fund	Equity-IncomeFund	Small Cap Fund
Investment Income
Income
Dividends	$5,924,172	$2,090,453	$ 604,772
Interest	336,577	50,468	42,565
Total Investment Income	6,260,749	2,140,921	647,337
Expenses
Investment advisory fee (Note 2)	5,074,300	935,012	706,990
Shareholder Administrative fees (Note 2)
Investor shares	299,690	55,571	55,126
Institutional shares	5,227	—	11,148
Shareholder Service fees (Note 2)
Investor shares	471,366	88,053	36,787
Institutional shares	1,063	—	2,315
Fund accounting (Note 2)
Investor shares	391,474	72,723	45,792
Institutional shares	3,194	—	6,707
Business management fees	169,144	31,167	22,500
Printing and mailing	66,629	14,964	11,965
Professional fees	45,617	8,326	5,959
Registration fees	45,259	21,095	43,615
Custodian fees	49,925	13,611	11,195
Trustee’s fees	28,675	28,675	28,675
Officer’s fees (Note 2)	16,020	16,020	16,020
Other	1,178	5,821	7,152
Total Expenses	6,668,761	1,291,038	1,011,947
Fees waived by Advisor (Note 2)	(9,768)	—	(8,154)
Net Expenses	6,658,993	1,291,038	1,003,793
Net Investment Income/(Loss)	(398,244)	849,883	(356,456)

See Notes to Financial Statements

FAM Funds - Statements of Operations (Continued)

Six Months Ended June 30, 2017 (Unaudited)

	Value Fund	Equity-IncomeFund	Small Cap Fund
Realized and Unrealized Gain on Investments
Net realized gain/loss	22,577,265	(1,811,129)	3,833,350
Net change in unrealized appreciation/ depreciation	37,109,838	10,397,333	(2,829,349)
Net Realized and Unrealized Gain	59,687,103	8,586,204	1,004,001
Net Increase In Net Assets From Operations	$59,288,859	$ 9,436,087	$ 647,545

See Notes to Financial Statements

FAM Funds - Statements of Changes in Net Assets

Six Months Ended June 30, 2017 (Unaudited) and Year Ended December 31, 2016

Value Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Change in Net Assets
From operations
Net investment (loss)	$ (398,244)	$ (1,144,069)
Net realized gain on investments	22,577,265	56,240,566
Net change in unrealized appreciation/(deprecia- tion of investments	37,109,838	93,548,755
Net increase in net assets from operations	59,288,859	148,645,252
Distributions to shareholders from:
Net investment income	—	—
Net realized gain/(loss) on investments	—	(54,500,517)
Total distributions	—	(54,500,517)
Capital share transactions (Note 4)	(758,457)	48,872,517
Total increase in net assets	58,530,402	143,017,252
Net Assets
Beginning of period	1,100,379,673	957,362,421
End of period	$1,158,910,075	$1,100,379,673

See Notes to Financial Statements

FAM Funds - Statements of Changes in Net Assets

Six Months Ended June 30, 2017 (Unaudited) and Year Ended December 31, 2016

Equity-Income Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Change in Net Assets
From operations
Net investment income	$ 849,883	$ 1,193,711
Net realized gain/(loss) on investments	(1,811,129)	14,163,381
Net change in unrealized appreciation/(deprecia- tion of investments	10,397,333	18,623,378
Net increase in net assets from operations
	9,436,087	33,980,470
Distributions to shareholders from:
Net investment income	(810,045)	(1,201,574)
Net realized gain/(loss) on investments	—	(14,379,571)
Return of Capital	—	(614,470)
Total distributions	(810,045)	(16,195,615)
Capital share transactions (Note 4)	7,078,625	31,930,027
Total increase in net assets	15,704,667	49,714,882
Net Assets
Beginning of period	198,363,817	148,648,935
End of period	$214,068,484	$198,363,817

See Notes to Financial Statements

FAM Funds - Statements of Changes in Net Assets

Six Months Ended June 30, 2017 (Unaudited) and Year Ended December 31, 2016

Small Cap Fund
Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
Change in Net Assets
From operations
Net investment (loss)	$ (356,456)	$ (198,410)
Net realized gain on investments	3,833,350	4,404,135
Net change in unrealized appreciation/(deprecia- tion of investments	(2,829,349)	22,226,334
Net increase in net assets from operations	647,545	26,432,059
Distributions to shareholders from:
Net investment income	—	—
Net realized gain/(loss) on investments	—	(4,202,105)
Total distributions	—	(4,202,105)
Capital share transactions (Note 4)	12,028,348	24,556,890
Total increase in net assets	12,675,893	46,786,844
Net Assets
Beginning of period	145,263,934	98,477,090
End of period	$157,939,827	$145,263,934

See Notes to Financial Statements

FAM Funds - Notes to Financial Statements (Unaudited)

Note 1 Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. Each Fund is authorized to issue two classes of shares, Investor Shares and Institutional Shares. Each Fund currently offers Investor Shares. Institutional Shares of FAM Equity-Income Fund are not currently being offered for sale. Institutional Shares of FAM Value Fund and FAM Small Cap Fund are currently being offered for sale and may be purchased by those investors qualified to purchase Institutional Shares. The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Equity-Income Fund is to provide current income and long term capital appreciation from investing primarily in income-producing stocks that pay dividends. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in Invesco Short Term Treasury Fund are valued at that fund’s net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FAM Funds - Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2017:

FAM Value Fund
Level 1
Common Stocks	$1,038,984,640
Temporary Investments	120,413,591
Total Investments in Securities	$1,159,398,231

FAM Equity-Income Fund
Level 1
Common Stocks	$200,566,847
Temporary Investments	13,448,462
Total Investments in Securities	$214,015,309

FAM Small Cap Fund
Level 1
Common Stocks	$150,389,200
Temporary Investments	10,406,453
Total Investments in Securities	$160,795,653

During the period ended June 30, 2017 there were no Level 2 or 3 inputs used to value the Funds’ net assets. Refer to each Fund’s Statement of Investments to view securities segregated by industry type.

a)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax- able income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2016 management has evaluated the tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax author-

FAM Funds - Notes to Financial Statements (Unaudited)

ity. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2013 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund’s tax filings is presently in progress.

a)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires manage- ment to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

b)	Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Non-cash dividends are included in dividends on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2 Investment Advisory Fees and Other Transactions with Affiliates

Under each Investment Advisory Agreement, effective as of January 1, 2016, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of each Fund’s average daily net assets (prior to January 1, 2016, this fee was at the rate of 1.00% per annum of each Fund’s average daily net assets). In addition, effective as of January 1, 2016, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of each Fund’s average daily net assets. (Prior to January 1, 2016, this fee was payable to an affiliate of the Advisor).

FAM Funds - Notes to Financial Statements (Unaudited)

Thomas Putnam is an officer and trustee of the Funds and also an officer and director of the Advisor. The Chief Compliance Officer is an officer of the Funds and compensated by the Funds in the amount of $48,060 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Agreement requires the Advisor to reimburse the Funds their expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. In addition, effective as of January 1, 2017, pursuant to an Expense Limitation Agreement entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2018, to waive fees and/or reimburse each of the Funds certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Equity Income Fund and 1.42% for FAM Small Cap Fund and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Equity Income Fund and 1.20% for FAM Small Cap Fund. Each Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the Net Fund Operating Expenses for the applicable class of shares to exceed the applicable limit and the repayment is made within three years after the year in which the Advisor incurred the expense.

For the period ended June 30, 2017, pursuant to the terms of the Expense Limitation Agreement, the Advisor waived fees for each of the Funds as follows: for FAM Value Fund, the Advisor waived $9,768; for FAM Equity-Income Fund the Advisor waived $0 and for FAM Small Cap Fund the Advisor waived $8,154. The Advisor is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of any previously waived fees and/or expenses. As of June 30, 2017, the cumulative amounts of previously waived fees that the Advisor may recoup from the Funds is shown below, along with the expiration date of such recoupment:

Fund	May 31,
	2018	2019	2020
FAM Value Fund	—	—	$41,416
FAM Equity-Income Fund	—	—	$4,110
FAM Small Cap Fund	—	—	$40,495

The Funds have also adopted separate Shareholder Administrative Services Plans for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of

FAM Funds - Notes to Financial Statements (Unaudited)

each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of the Funds may pay shareholder administrative servicing fees of up to 0.25% of the average daily net assets of the Investor Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of the Funds may pay shareholder administrative servicing fees of up to 0.15% of the average daily net assets of the Institutional Shares of each respective Fund.

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee on an annual basis, of each Fund’s average daily net assets of 0.11% for the Investor Class and 0.03% for Institutional Class. For the period ended June 30, 2017, shareholder servicing agent fees paid to FSS were as follows:

FAM Value Fund	$472,429
FAM Equity-Income Fund	$ 88,053
FAM Small Cap Fund	$ 39,102

Additionally, FSS serves as the Fund accounting agent and receives an annual fee of 0.07% on each Fund’s average daily net assets. For the period ended June 30, 2017, the Funds’ fund accounting fees paid to FSS amounted to:

FAM Value Fund	$394,668
FAM Equity-Income Fund	$ 72,723
FAM Small Cap Fund	$ 52,499

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services to the Funds.

Note 3. Shares of Beneficial Interest

At June 30, 2017 an unlimited number of $0.001 par value of beneficial interest were authorized.

FAM Funds - Notes to Financial Statements (Unaudited)

Transactions for each Fund are as follows:

	SIX MONTHS ENDED 6/30/17		YEAR ENDED 12/31/16
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	580,047	$ 39,519,494	1,085,844	$ 69,025,162
Shares issued on reinvest- ment of distributions	—	—	789,455	52,072,487
Shares redeemed	(853,113)	(58,040,538)	(1,141,899)	(72,225,132)
Net Increase/(Decrease)	(273,066)	$(18,521,044)	733,400	$ 48,872,517

FAM Value Fund
Institutional Shares
Shares sold	268,322	$ 18,170,559	N/A	N/A
Shares issued on reinvest ment of distributions	—	—	N/A	N/A
Shares redeemed	(5,930)	(407,972)	N/A	N/A
Net Increase/(Decrease)	262,392	$ 17,762,587	N/A	N/A

FAM Equity-Income Fund
Shares sold	740,342	$20,488,215	1,390,487	$ 36,325,448
Shares issued on reinvest- ment of distributions	26,775	744,750	561,716	15,134,162
Shares redeemed	(508,315)	(14,154,340)	(749,437)	(19,529,583)
Net Increase	258,802	$ 7,078,625	1,202,766	$ 31,930,027

FAM Funds - Notes to Financial Statements (Unaudited)

Transactions for each Fund are as follows (continued):

FAM Small Cap Fund
Investor Shares
Shares sold	1,059,032	$18,608,139	2,894,232	$ 45,930,716
Shares issued on reinvest- ment of distributions	—	—	178,997	3,187,939
Shares redeemed	(870,874)	(15,342,301)	(3,500,580)	(53,762,513)
Net Increase/(Decrease)	188,158	$ 3,265,838	(427,351)	$ (4,643,858)

FAM Small Cap Fund
Institutional Shares
Shares sold	577,319	$10,184,521	2,113,530	$ 32,230,434
Shares issued on reinvest- ment of distributions	—	—	47,257	843,065
Shares redeemed	(80,869)	(1,422,011)	(244,535)	(3,872,751)
Net Increase	496,450	$ 8,762,510	1,916,252	$ 29,200,748

FAM Funds - Notes to Financial Statements (Unaudited)

Note 4. Investment Transactions

During the period ended June 30, 2017, purchases and sales of investment securities, other than short-term obligations were:

	Purchases	Sales
FAM Value Fund	$56,752,542	$53,420,792
FAM Equity-Income Fund	$25,743,879	$12,811,806
FAM Small Cap Fund	$40,448,101	$16,726,273

The cost of securities for federal income tax purposes is the same as shown in the state- ment of investments.

Note 5. Income Taxes and Distributions to Shareholders

The components of accumulated income/(losses) on a tax basis at December 31, 2016 (the Funds’ most recent tax year end) were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
FAM Value Fund	—	$1,814,647	$602,358,364
FAM Equity-Income Fund	—	—	$ 71,016,895
FAM Small Cap Fund	3,444	$ 5,363	$ 30,915,803

The primary reason for the difference between the amounts of accumulated earnings re- ported on a tax basis and the amounts recorded on the statement of assets and liabilities is the treatment of short term capital gains as net investment income for tax purposes.

The aggregate gross unrealized appreciation and depreciation of portfolio securities at June 30, 2017, based on cost for federal income tax purposes, was as follows:

FAM Value Fund	Unrealized appreciation	$641,872,908
	Unrealized depreciation	(1,471,185)
	Net unrealized appreciation	$640,401,723

FAM Equity-Income Fund	Unrealized appreciation	$ 82,810,227
	Unrealized depreciation	(1,977,157)
	Net unrealized appreciation	$ 80,833,070

FAM Funds - Notes to Financial Statements (Unaudited)

Note 5. Income Taxes and Distributions to Shareholders (continued)

FAM Small Cap Fund	Unrealized appreciation	$29,400,701
	Unrealized depreciation	(1,314,247)
	Net unrealized appreciation	$28,086,454

The tax composition of dividends and distributions paid to shareholders for the six months eneded June 30, 2017 and the year ended December 31, 2016:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
FAM Value Fund
Ordinary income	—	—
Long-term capital gain	—	$54,500,517
Return of capital	—	—
	—	$54,500,517

FAM Equity-Income Fund
Ordinary income	$810,045	$ 4,839,826
Long-term capital gain	—	10,741,319
Return of capital	—	614,470
	$810,045	$16,195,615

FAM Small Cap Fund
Ordinary income	—	—
Long-term capital gain	—	4,202,105
Return of capital	—	—
	—	$ 4,202,105

FAM Funds - Notes to Financial Statements (Unaudited)

Note 6. Line of Credit

The FAM Value Fund, Equity-Income Fund, and Small Cap Fund each has a line of credit up to 33 1/3% of its net assets with a maximum of $145,000,000, $23,000,000, and

$13,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 27, 2017, when any advances are to be repaid. During the period ended June 30, 2017, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on the experience of the Advisor, the Funds expect the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FAM Funds - Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Investor Shares)			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June30,2017 (Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$66.00	$60.06	$66.58	$61.81	$48.88	$45.15
Income/Loss from investment operations:
Net investment income/(loss)†	(0.02)	(0.07)	(0.13)	(0.16)	(0.18)	0.06
Net realized and unrealized gain/(loss) on investments	3.57	9.44	(0.95)	8.47	16.28	5.07
Total from investment operations	3.55	9.37	(1.08)	8.31	16.10	5.13
Less distributions:
Dividends from net investment income	—	—	—	—	—	(0.07)
Distributions from net realized gains	—	(3.43)	(5.44)	(3.54)	(3.16)	(1.32)
Return of capital	—	—	—	—	(0.01)	(0.01)
Total distributions	—	(3.43)	(5.44)	(3.54)	(3.17)	(1.40)
Change in net asset value for the period	3.55	5.94	(6.52)	4.77	12.93	3.73
Net asset value, end of period	$69.55	$66.00	$60.06	$66.58	$61.81	$48.88
Total Return	5.38%*	15.60%	(1.74)%	13.41%	32.96%	11.39%
Ratios/supplemental data
Net assets, end of period (000)	$1,140,645	$1,100,380	$957,362	$995,235	$941,765	$731,983
Ratios to average net assets of:
Expenses, total	1.18%**	1.19%	1.18%	1.18%	1.19%	1.21%
Expenses, net of fees waived and expenses assumed by advisor	1.18%**	1.18%	N/A	N/A	N/A	N/A
Net investment income/(loss)	(0.07)%**	(0.11)%	(0.19)%	(0.25)%	(0.24)%	0.13%
Portfolio turnover rate	5.28%*	4.25%	8.53%	6.08%	8.38%	4.41%
† Based on average shares outstanding. * Not Annualized **Annualized

FAM Funds - Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Institutional Shares)
Per share information (For a share outstanding throughout the period)	Six Months Ended June 30,2017+ (Unaudited)
Net asset value, beginning of period	$66.00
Income from investment operations:
Net investment income†	0.04
Net realized and unrealized gain on investments	3.57
Total from investment operations	3.61
Less distributions:
Dividends from net investment income	—
Distributions from net realized gains	—
Return of capital	—
Total distributions	—
Change in net asset value for the period	3.61
Net asset value, end of period	$69.61
Total Return	5.47%*
Ratios/supplemental data
Net assets, end of period (000)	$18,264
Ratios to average net assets of:
Expenses, total	1.15%**
Expenses, net of fees waived and expenses assumed by advisor	0.99%**
Net investment income	0.12%**
Portfolio turnover rate	5.28%*

† Based on average shares outstanding.

+ Value Fund Institutional Shares inception 1/2/17

* Not Annualized

**Annualized

FAM Funds - Notes to Financial Statements (Unaudited)

 Note 9. Financial Highlights

FAM Equity-Income Fund			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June30,2017 (Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.93	$24.11	$25.53	$24.77	$20.08	$19.39
Income/Loss from investment operations:
Net investment income†	0.11	0.18	0.21	0.19	0.17	0.24
Net realized and unrealized gain (loss) on investments	1.14	5.00	(0.38)	1.75	5.79	1.88
Total from investment operations	1.25	5.18	(0.17)	1.94	5.96	2.12
Less distributions:
Dividends from net investment income	(0.11)	(0.18)	(0.21)	(0.19)	(0.18)	(0.26)
Distributions from net realized gains	—	(2.09)	(1.04)	(0.85)	(1.03)	(1.14)
Return of capital	—	(0.09)	—	(0.14)	(0.06)	(0.03)
Total distributions	(0.11)	(2.36)	(1.25)	(1.18)	(1.27)	(1.43)
Change in net asset value for the period	1.14	2.82	(1.42)	0.76	4.69	0.69
Net asset value, end of period	$28.07	$26.93	$24.11	$25.53	$24.77	$20.08
Total Return	4.63%*	21.59%	(0.73)%	7.85%	29.79%	11.02%
Ratios/supplemental data
Net assets, end of period (000)	$214,068	$198,364	$148,649	$161,521	$146,568	$112,940
Ratios to average net assets of:
Expenses, total	1.26%**	1.26%	1.27%	1.26%	1.29%	1.31%
Expenses, net of fees waived and expenses assumed by advisor	1.26%**	1.26%	N/A	N/A	N/A	N/A
Net investment income	0.77%**	0.70%	0.83%	0.76%	0.71%	1.17%
Portfolio turnover rate	6.69%*	26.21%	15.67%	10.73%	10.33%	43.0%
† Based on average shares outstanding. *Not Annualized **Annualized

FAM Funds - Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Investor Shares)
Per share information (For a share outstanding throughout each period)	Six Months Ended June30,2017 (Unaudited)	2016	2015	2014	2013	For the Period Ended December 31, 2012+
Net asset value, beginning of period	$17.79	$14.75	$15.32	$14.77	$11.03	$10.00
Income/Loss from investment operations:
Net investment income/(loss)†	(0.51)	(0.03)	(0.04)	(0.01)	0.04	(0.04)
Net realized and unrealized gain/(loss) on investments	0.56	3.60	(0.50)	0.83	4.43	1.07
Total from investment operations	0.05	3.57	(0.54)	0.82	4.47	1.03
Less distributions:
Dividends from net investment income	—	—	(0.00)(a)	—	(0.03)	—
Distributions from net realized gains	—	(0.53)	(0.03)	(0.18)	(0.70)	—
Return of capital	—	—	—	(0.09)	(0.00)(a)	—
Total distributions	—	(0.53)	(0.03)	(0.27)	(0.73)	—
Change in net asset value for the period	0.05	3.04	(0.57)	0.55	3.74	1.03
Net asset value, end of period	$17.84	$17.79	$14.75	$15.32	$14.77	$11.03
Total Return	0.28%*	24.21%	(3.49)%	5.58%	40.49%	10.30%*

Ratios/supplemental data
Net assets, end of period (000)	$114,799	$111,122	$98,477	$66,905	$42,674	$16,841
Ratios to average net assets of:
Expenses, total	1.36%**	1.36%	1.36%	1.42%	1.57%	2.79%**
Expenses, net of fees waived and expenses assumed by advisor	1.36%**	1.36%	1.36%	1.42%	1.35%	1.46%**
Net investment income/(loss)	(0.04)%**	(0.23)%	(0.29)%	(0.09)%	0.05%	(1.89)%**
Portfolio turnover rate	12.28%*	26.44%	26.84%	13.40%	19.65%	7.59%*

† Based on average shares outstanding.

+ Small Cap Fund inception 3/1/12

* Not Annualized

**Annualized

(a)Amount is less than $0.01 per share.

FAM Funds - Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Institutional Shares)		Year Ended December 31,
Per share information (For a share outstanding throughout the period)	Six Months Ended June 30, 2017 (Unaudited)	2016
Net asset value, beginning of period	$17.82	$14.75
Income/Loss from investment operations:
Net investment (loss)†	(0.37)	(0.00)(a)
Net realized and unrealized gain on in- vestments	0.43	3.60
Total from investment operations	0.06	3.60
Less distributions:
Distributions from net investment income	—
Distributions from net realized gains	—	(0.53)
Total distributions	—	(0.53)
Change in net asset value for the period	0.06	3.07
Net asset value, end of period	$17.88	$17.82
Total Return	0.34%*	24.42%
Ratios/supplemental data
Net assets, end of period (000)	$43,140	$34,142
Ratios to average net assets of:
Expenses, total	1.27%**	1.23%
Expenses, net of fees waived and expenses assumed by advisor	1.20%**	1.16%
Net investment (loss)	(0.03)%**	(0.03)%
Portfolio turnover rate	12.28%*	26.44%

† Based on average shares outstanding.

(a)Amount is less than $0.01 per share.

* Not Annualized

**Annualized

 FAM Funds - Expense Data

As of June 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (1/1/2017 to 6/30/2017).

Actual Expenses

In the table below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of re- turn of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, line (B) of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

FAM Funds - Expense Data continued

Six Months ended June 30, 2017 (Unaudited)

	Fund Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period *

FAM Value Fund - Investor Shares: Actual Return	1.18%	$1,000.00	$1,053.10	$6.01
Hypothetical 5% Yearly Return	1.18%	$1,000.00	$1,019.15	$5.91

FAM Value Fund - Institutional Shares: Actual Return	0.99%	$1,000.00	$1,054.70	$5.04
Hypothetical 5% Yearly Return	0.99%	$1,000.00	$1,020.09	$4.96

FAM Equity-Income Fund - Investor Shares: Actual Return	1.26%	$1,000.00	$1,046.30	$6.39
Hypothetical 5% Yearly Return	1.26%	$1,000.00	$1,018.75	$6.31

FAM Small Cap Fund - Investor Shares: Actual Return	1.36%	$1,000.00	$1,002.80	$6.75
Hypothetical 5% Yearly Return	1.36%	$1,000.00	$1,018.26	$6.81

FAM Small Cap Fund - Institutional Shares: Actual Return	1.20%	$1,000.00	$1,003.40	$5.96
Hypothetical 5% Yearly Return	1.20%	$1,000.00	$1,019.05	$6.01

*Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net asset for the six month period ended June 30, 2017. Expenses are calculated by multiplying the annualized \expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365).

 FAM Funds - Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Trustees

Donald J. Boteler

Paul Keller, CPA

Fred “Chico” Lager

John J. McCormack, Jr.,

Independent Chairman

Kevin J. McCoy, CPA

Thomas O. Putnam

Barbara V. Weidlich

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc. Cobleskill, NY

Distributor

Fenimore Securities, Inc. Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York 12043-0399

(800) 932-3271

www.famfunds.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company
Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fenimore Asset Management Trust

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 16, 2017

By (Signature and Title)* /s/ Michael F. Balboa
--------------------------
Michael F. Balboa, Treasurer

Date August 16, 2017

* Print the name and title of each signing officer under his or her signature.